UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2015

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 MADISON AVENUE	38103
MEMPHIS, TENNESSEE	(Zip Code)
(Address of principal executive office)

Registrant’s telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Adoption of Accounting Updates Overview

Item 9.01 Financial Statements and Exhibits

Signatures

EXHIBITS

Exhibits marked * contain or consist of interactive data file information which is unaudited and unreviewed.

EX-99.1	(a)	Audited Consolidated Statements of Condition at December 31, 2014 and 2013,
(b)	Audited Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012,
(c)	Audited Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012,
(d)	Audited Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012,
(e)	Audited Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012, and
(f)	Notes to the Consolidated financial Statements

EX-99.2	Selected MD&A Sections and Other Required Disclosures Revised to Reflect Updates

EX-99.3	Reports of Independent Registered Public Accounting Firm

101*	The following financial information from First Horizon National Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Statements of Condition at December 31, 2014 and 2013; (ii) Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012; (iv) Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012; and (vi) Notes to the Consolidated Financial Statements.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase

ITEM 8.01. Other Events.

Adoption of Accounting Updates Overview

Effective January 1, 2015, First Horizon National Corporation (“FHN”) retroactively adopted the requirements of ASU 2014-01, “Equity Method and Joint Ventures: Accounting for Investments in Qualified Affordable Housing Projects,” with an election to use the proportional amortization method for all qualifying investments. The cumulative effects of the retrospective application of ASU 2014-01 are disclosed in Note 1 – Summary of Significant Accounting Policies in the audited consolidated financial statements including Exhibit 99.1 of the Current Report on Form 8-K.

Presented in Exhibit 99.1 to this Current Report are financial statements and notes, originally presented in FHN’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”), which have been revised to reflect adoption of ASU 2014-01. Presented in Exhibit 99.2 to this Current Report are selected, similarly revised, sections of MD&A including:

•	Selected Financial and Operating Data
•	Non-GAAP Measures
•	Adoption of Accounting Updates
•	Financial Summary
•	Business Line Review
•	Income Statement Review
•	Statement of Condition Review
•	Capital
•	Cash Flows
•	Accounting Changes Issued but not Currently Effective
•	Quarterly Financial Information
•	Non-GAAP Information
•	Consolidated Historical Statements of Income
•	Consolidated Average Balance Sheets and Related Yields and Rates

All presentations in Exhibits 99.1 and 99.2 are as of December 31, 2014. The presentations have not been updated for events and facts not known when the 2014 Form 10-K was filed other than the adoption of ASU 2014-01 and certain minor reclassifications which were effected in 2015 and have been applied to prior periods for purposes of comparability. Regulatory capital balances and ratios are presented as originally reported, consistent with regulatory reporting rules which prohibit the retroactive restatement of prior years’ Reports of Condition and Income due to the adoption of a new accounting standard. Other than as presented in Exhibit 99.1 or Exhibit 99.2, the adoption of ASU 2014-01 resulted in no material changes to FHN’s financial information originally presented in the 2014 Form 10-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibits marked * contain or consist of interactive data file information which is unaudited and unreviewed.

Exhibit #	Description

99.1	(a) Audited Consolidated Statements of Condition at December 31, 2014 and 2013, (b) Audited Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012, (c) Audited Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012, (d) Audited Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012, (e) Audited Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012, and (f) Notes to the Consolidated Financial Statements.

99.2	Selected MD&A Sections and Other Required Disclosures Revised to Reflect Updates.

99.3	Reports of Independent Registered Public Accounting Firm.

101*	The following financial information from First Horizon National Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Statements of Condition at December 31, 2014 and 2013; (ii) Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012; (iv) Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012; and (vi) Notes to the Consolidated Financial Statements.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: October 19, 2015	By:	/s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits marked * contain or consist of interactive data file information which is unaudited and unreviewed.

Exhibit #	Description

99.1	(a) Audited Consolidated Statements of Condition at December 31, 2014 and 2013, (b) Audited Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012, (c) Audited Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012, (d) Audited Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012, (e) Audited Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012, and (f) Notes to the Consolidated Financial Statements.

99.2	Selected MD&A Sections and Other Required Disclosures Revised to Reflect updates.

99.3	Reports of Independent Registered Public Accounting Firm.

101*	The following financial information from First Horizon National Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Statements of Condition at December 31, 2014 and 2013; (ii) Consolidated Statements of Income for the years ended December 31, 2014, 2013, and 2012; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013, and 2012; (iv) Consolidated Statements of Equity for the years ended December 31, 2014, 2013, and 2012; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012; and (vi) Notes to the Consolidated Financial Statements.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase